Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Select Growth Fund (the “Fund”)

Advisory, Administrative and Transfer Agency Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser and administrator to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, up to the full amount of its 0.85% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis.

With respect to Class I Shares of the Fund, RIMCo, as transfer agent to RIC agrees to waive, until February 28, 2008, its transfer agency fees for Class I Shares of the Select Growth Fund to the extent that those fees for that class exceed 0.01% of the average daily net assets of the Class I Shares.

These waivers may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Select Growth Fund do not include 12b-1, shareholder services, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

Exhibit (h) 3.4

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Tax-Managed Mid & Small Cap Fund (the “Fund”)

Advisory and Administrative Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser and administrator to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, up to the full amount of its 1.03% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct fund-level expenses for the Tax-Managed Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Diversified Bond Fund (the “Fund”)

Advisory and Administrative Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser and administrator to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, up to the full amount of its 0.45% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund for the period from March 1, 2007 to February 29, 2008. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct fund-level expenses for the Diversified Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Short Duration Bond Fund (the “Fund”)

Advisory and Administrative Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser and administrator to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, up to the full amount of its 0.50% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct fund-level expenses for the Short Duration Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Conservative Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the Conservative Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Moderate Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the Moderate Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Balanced Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the Balanced Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company Growth Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the Growth Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Equity Growth Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the Equity Growth Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company 2010 Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the 2010 Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company 2020 Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the 2020 Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company 2030 Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the 2030 Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company 2040 Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the 2040 Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Tax-Managed Global Equity Fund (the “Fund”)

Advisory Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, its 0.20% advisory fee for the Tax-Managed Global Equity Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Exhibit (h) 3.4

February 28, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Money Market Fund (the “Fund”)

Advisory and Administrative Fee Waiver

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser and administrator to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2008, 0.15% of its 0.25% combined advisory and administrative fees for the Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at RIMCo’s option, continue after February 29, 2008, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer